UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-05052_

 Value Line New York Tax Exempt Trust
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: January 31, 2010

Date of reporting period: January 31, 2010

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 1/31/10 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management, LLC	A N N U A L R E P O R T
	220 East 42nd Street	J a n u a r y 3 1 , 2 0 1 0
New York, NY 10017-5891
DISTRIBUTOR CUSTODIAN BANK SHAREHOLDER SERVICING AGENT INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM LEGAL COUNSEL DIRECTORS OFFICERS

EULAV Securities, Inc.
220 East 42nd Street
New York, NY 10017-5891

State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

State Street Bank and Trust Co.
c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272

Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Thomas T. Sarkany
Nancy-Beth Sheerr
Daniel S. Vandivort

Mitchell E. Appel
President
Howard A. Brecher
Vice President and Secretary
Michael J. Wagner
Chief Compliance Officer
Emily D. Washington
Treasurer
Value Line New York Tax Exempt Trust

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Trust (obtainable from the Distributor).

#00071690

Value Line New York Tax Exempt Trust

To Our Value Line New York

To Our Shareholders (unaudited):

Enclosed is your annual report for the period ended January 31, 2010. The report includes our economic observations, your Trust’s performance data and highlights, schedule of investment holdings, and financial statements.

After suffering through what was undoubtedly the worst downturn in the capital markets since the 1930’s, most asset classes experienced a rise in valuations in 2009. The municipal bond market also rebounded, and for the 12 months ended January 31, 2010, the total return of the Value Line New York Tax Exempt Trust was 6.58%. Over the same time period, the Barclay’s Capital Municipal Bond Index reported a return of 9.49%. This improved performance in the municipal bond market came despite the significant challenges facing state and local governments. A key contributor to this market’s higher returns in 2009 was a technical imbalance created by the Build America Program. This program reshaped the municipal bond market in 2009, enabling traditional tax-exempt issuers to float more debt in the taxable bond market. This resulted in a significantly diminished supply of plain vanilla municipal bonds with no decrease in demand for these securities.

Given the uncertain investment environment of 2009, the Trust followed a conservative investment strategy in an effort to avoid undue risk to principal. The Trust’s focus on the highest quality credits largely accounts for its underperformance relative to the Barclay’s Index. While the average AAA-rated municipal bond returned slightly more than 6% over the period, the average single A-rated bond’s returns were almost double at 12%. The decision to slightly overweight the long end of the yield curve also negatively impacted the Trust’s performance.

Pressure on New York City’s finances continues although there has been some recent positive earnings news in the city’s important financial services sector. New York City has also been proactive in terms of its budget management and long-term planning. It is believed that the city has the flexibility to manage its budget in this environment of weak economic activity and revenue challenges. However, we are closely monitoring any changes to both the city’s and the state’s ability to manage rising costs in non-discretionary spending including debt service and pension obligations.

While lingering economic uncertainties remain, we remain focused on providing to our investors the maximum level of income exempt from New York State, New York City, and federal income taxes while avoiding undue risk to principal. We thank you for your continued investment with us.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel, President
March 18, 2010

(1)
The Barclays Capital Municipal Bond Index is a total-return performance benchmark for the long-term, investment-grade, tax-exempt bond market. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this Index.

Value Line New York Tax Exempt Trust

Tax Exempt Trust Shareholders

Economic Observations (unaudited)

The recession, which commenced in the latter stages of 2007 and proved to be long and severe, most likely ended in the third quarter of last year, although the National Bureau of Economic Research, which assigns dates to the beginning and end of recessions, has yet to determine the exact conclusion of the recent downturn. In all, the business contraction—which produced a succession of quarterly declines in the nation’s gross domestic product along with countless additional upheavals—apparently concluded with the restoration of a modest 2.2% rise in GDP in the third quarter of 2009. The nascent up cycle was underpinned initially by strengthening consumer spending, lesser declines in housing construction and home sales (with that ailing sector boosted by government assistance for first-time home buyers), and an irregular comeback in business spending.

Going forward, the upturn should be supported by further, but uneven, improvement in consumer and industrial activity. It is worth noting that the prospective rate of GDP growth in the year upcoming should be, at an estimated 2.5%-3.0%, well below the historical norm of 3.0%-4.0%. The problem is that there is just too much overall weakness in certain critical sectors—notably housing and employment—to generate the greater levels of consumer spending needed for significantly higher levels of economic growth, in our opinion.

The long and painful recession was traceable to several events, beginning with sharp declines in housing construction, home sales, and real estate prices. We also experienced a large reduction in credit availability, a high level of bank failures, increasing foreclosures and bank repossessions, a multi-decade high in unemployment, weak retail activity, and trendless manufacturing. Unfortunately, several of these problems are likely to stay with us for some time—notably the weakness in housing and employment. Such continuing difficulties underscore why we expect below-trend rates of U.S. GDP growth though 2010. Encouragingly, though, most business barometers are now either stabilizing or improving selectively. It is much the same overseas, where severe business declines had been seen earlier across Europe and Asia. Those prior setbacks, which generally got under way several months after our own reversal commenced, have also largely run their course. Following this initially moderate business recovery state-side, we would look for sufficient brightening in housing and employment to help underpin a more substantial economic recovery in 2011 and through the middle years of the next decade. By then, in fact, we would expect GDP growth to average a fairly sustainable 3.0%-3.5%.

Inflation, which moved up sharply last year, following dramatic gains in oil, food, and commodity prices, has moved onto a more irregular path recently. Going forward, we expect pricing to chart an uneven path, with further up-and-down swings in oil and commodities being the norm, as the economy’s expansion matures. On average, we think that pricing will increase less sharply over the next year or two than it did before the 2007-2009 recession. Looking further out, we expect pricing pressures to evolve later on in the business up cycle—as is only natural, as demand for labor and materials increases. The Federal Reserve, meanwhile, continues to express support for an accommodative monetary approach. As a result, we believe that it is unlikely to start raising interest rates until well into 2010, and to do so rather gently once it does finally opt to tighten the credit reins. Clearly, the risks to the sustainability of the economic up cycle appear too great for the Fed to consider tightening aggressively anytime soon.

Overall, we see a comparatively benign period ahead for the equity and fixed-income markets over the next year or so.

Value Line New York Tax Exempt Trust

(unaudited)

The following graph compares the performance of the Value Line New York Tax Exempt Trust to that of the Barclays Capital Municipal Bond Index. The Value Line New York Tax Exempt Trust is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the
Value Line New York Tax Exempt Trust and the Barclays Capital Municipal Bond Index*

Performance Data: **

	Average Annual	Growth of an Assumed
	Total Return	Investment of $10,000
1 year ended 1/31/10	6.58%	$10,658
5 years ended 1/31/10	1.29%	$10,660
10 years ended 1/31/10	3.90%	$14,656

*
The Barclays Capital Municipal Bond Index is representative of the broad based fixed income market. It includes long-term investment grade tax-exempt bonds. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this unmanaged Index. The return for the Index does not reflect expenses which are deducted from the Trust’s returns.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on trust distributions or the redemption of trust shares.

Value Line New York Tax Exempt Trust

TRUST EXPENSES (unaudited):

Example

As a shareholder of the Trust, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Trust expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2009 through January 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 8/1/09	Ending account value 1/31/10	Expenses paid during period 8/1/09 thru 1/31/10*
Actual	$1,000.00	$1,040.15	$5.35
Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.29

*
Expenses are equal to the Trust’s annualized expense ratio of 1.04% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

Value Line New York Tax Exempt Trust

Portfolio Highlights at January 31, 2010 (unaudited)

Ten Largest Holdings

Issue	Principal Amount	Value	Percentage of Net Assets

Thruway Authority, Revenue Bonds, Second General Highway and Bridge Trust Fund, Ser. A, AMBAC Insured, 5.00%, 4/1/20	$1,085,000	$1,173,840	6.6%
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. D, 5.00%, 11/15/26	$1,000,000	$1,073,470	6.1%
Urban Development Corp., Refunding Service Contract, Revenue Bonds, Ser. B, 5.00%, 1/1/20	$1,000,000	$1,064,160	6.0%
Dormitory Authority, Revenue Bonds, University of Rochester, Ser. A-2, MBIA-IBC Insured, 0.00%, 7/1/39	$1,000,000	$944,880	5.4%
Housing Finance Agency, Revenue Bonds, Ser. A, 5.00%, 3/15/39	$900,000	$927,891	5.3%
New York State Urban Development Corp., Revenue Bond, Ser. C, 5.00%, 12/15/20	$750,000	$850,747	4.8%
Municipal Water Finance Authority, Water and Sewer, Revenue Bonds, 5.50%, 6/15/33	$800,000	$824,056	4.7%
Trust for Cultural Resources Revenue Refunding Bonds, Museum of Modern Art – 1A 5.00%, 4/1/28	$750,000	$805,597	4.6%
Metropolitan Transportation Authority, New York Dedicated Tax Fund, Revenue Bonds, Ser. B, 5.00%, 11/15/34	$750,000	$775,785	4.4%
Transitional Finance Authority, Building Aid Revenue Bonds, Fiscal 2007, Ser. S-1, FGIC Insured, 5.00%, 7/15/23	$725,000	$769,522	4.4%

Asset Allocation — Percentage of Total Net Assets

Sector Weightings — Percentage of Total Municipal Securities

Value Line New York Tax Exempt Trust

Schedule of Investments	January 31, 2010

Principal Amount		Rating (unaudited)		Value
LONG-TERM MUNICIPAL SECURITIES (94.0%)

	NEW YORK CITY (24.8%)
$350,000	General Obligation Unlimited, Fiscal 2008, Subser C-1, FSA Insured, 5.00%, 10/1/24	Aa3		$374,819
240,000	Industrial Development Agency, Revenue Bonds, Yankee Stadium-Pilot, NATL-RE Insured, 5.00%, 3/1/11	Baa1		248,623
	Municipal Water Finance Authority, Water and Sewer Revenue, Revenue Bonds:
500,000	Ser.C, 4.75%, 6/15/33	Aa2		502,570
250,000	Ser.DD, 4.50%, 6/15/38	Aa3		244,885
800,000	Municipal Water Finance Authority, Water and Sewer, Revenue Bonds, 5.50%, 6/15/33	Aa2		824,056
725,000	Transitional Finance Authority, Building Aid Revenue Bonds, Fiscal 2007, Ser. S-1, FGIC Insured, 5.00%, 7/15/23	A1		769,522
575,000	Transitional Finance Authority, Revenue Bonds, Subordinated Future Tax Secured, Ser. B, 5.00%, 11/1/23	Aa2		621,886
750,000	Trust for Cultural Resources Revenue Refunding Bonds, Museum of Modern Art - 1A, 5.00%, 4/1/28	Aa2		805,597
				4,391,958
	NEW YORK STATE (66.5%)
150,000	Convention Center Development, Revenue Bonds, Hotel Unit Fee Secured, AMBAC Insured, 5.00%, 11/15/44	A2		144,719
500,000	Dormitory Authority Non State Supported Debt, Revenue Bonds, Columbia University, 5.00%, 7/1/38	Aaa		527,025
	Dormitory Authority, Revenue Bonds:
540,000	Albany Medical Center, Ser. A-1, FSA/FHA Insured, 5.00%, 8/15/18	Aa3		575,667
500,000	Court Facilities Lease, Ser. A, AMBAC Insured, 5.50%, 5/15/26	A1		550,560
250,000	Mental Health Services Facilities Improvement, Ser. B, AMBAC Insured, 5.00%, 2/15/25	AA-	*	257,740
710,000	New York University, Ser. B, 5.00%, 7/1/29	Aa3		746,316
500,000	State Personal Income Tax Education, Ser. B, 5.00%, 3/15/28	AAA	*	536,710
1,000,000	University of Rochester, Ser. A-2, MBIA-IBC Insured, 0.00%, 7/1/39 (1)	Aa3		944,880
150,000	Environmental Facilities Corp., Personal Income Tax Revenue Bonds, Ser. A, 5.00%, 12/15/19	AAA	*	164,223
900,000	Housing Finance Agency, Revenue Bonds, Ser. A, 5.00%, 3/15/39	AAA	*	927,891
250,000	Metropolitan Transportation Authority, New York, Revenue Bonds, Ser. A, MBIA-RE FGIC Insured, 5.00%, 11/15/14	A3		280,758
	Metropolitan Transportation Authority, New York Dedicated Tax Fund:
400,000	Revenue Bonds, Ser. A, FSA Insured, 5.25%, 11/15/24	Aa3		422,360
750,000	Revenue Bonds, Ser. B, 5.00%, 11/15/34	AA	*	775,785

See Notes to Financial Statements.

Value Line New York Tax Exempt Trust

Schedule of Investments

Principal Amount		Rating (unaudited)		Value
$500,000	New York State Environmental Facilities Corp., Revenue Bonds, 5.00%, 6/15/28	Aa1		$534,905
750,000	New York State Urban Development Corp., Revenue Bonds, Ser. C, 5.00%, 12/15/20	AAA	*	850,747
1,085,000	Thruway Authority, Revenue Bonds, Second General Highway and Bridge Trust Fund, Ser. A, AMBAC Insured, 5.00%, 4/1/20	AA	*	1,173,840
175,000	Tobacco Settlement Financing Corp., Revenue Bonds, Asset Backed, Ser. A1, BHAC-CR AMBAC Insured, 5.25%, 6/1/21	Aa1		184,450
1,000,000	Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. D, 5.00%, 11/15/26	Aa3		1,073,470
1,000,000	Urban Development Corp., Refunding Service Contract, Revenue Bonds, Ser. B, 5.00%, 1/1/20	AA-	*	1,064,160
				11,736,206
	PUERTO RICO (2.7%)
500,000	Commonwealth Highway & Transportation Authority Transpaortation Revenue, Revenue Bonds, Ser.L, NATL-RE Insured, 5.25%, 7/1/35	Baa1		473,810
	TOTAL MUNICIPAL SECURITIES (2) (94.0%) (Cost $16,312,403)			16,601,974
	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (6.0%)			1,050,516
	NET ASSETS (100.0%)			$17,652,490
	NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($17,652,490 ÷ 1,997,248 shares outstanding)			$8.84

*	Rated by Moody’s Investor Service except for those marked by an asterisk (*) which are rated by Standard & Poor’s.

(1)	Convertible capital appreciation bond. Zero coupon rate shown as of January 31, 2010 and will convert to a coupon at a future date.

(2)	Values determined based on Level 2 inputs established by FASB ASC 820-10, Fair Value Measurements and Disclosures.

See Notes to Financial Statements.

Value Line New York Tax Exempt Trust

Statement of Assets and Liabilities at January 31, 2010

Assets:
Investment securities, at value (Cost - $16,312,403)	$16,601,974
Cash	928,012
Interest receivable	163,481
Prepaid expenses	219
Total Assets	17,693,686
Liabilities:
Dividends payable to shareholders	12,464
Payable for trust shares redeemed	4,250
Accrued expenses:
Advisory fee	5,755
Other	18,727
Total Liabilities	41,196
Net Assets	$17,652,490
Net assets consist of:
Shares of beneficial interest, at $0.01 par value (authorized unlimited, outstanding 1,997,248 shares)	$19,972
Additional paid-in capital	19,484,396
Distributions in excess of net investment income	(12,464)
Accumulated net realized loss on investments	(2,128,985)
Net unrealized appreciation of investments	289,571
Net Assets	$17,652,490
Net Asset Value, Offering and Redemption Price per Outstanding Share ($17,652,490 ÷ 1,997,248 shares outstanding)	$8.84

Statement of Operations for the Year Ended January 31, 2010

Investment Income:
Interest	$787,621
Expenses:
Advisory fee	106,361
Service and distribution plan fees	44,317
Printing and postage	34,927
Auditing and legal fees	23,943
Custodian fees	12,335
Transfer agent fees	11,839
Insurance	2,237
Trustees’ fees and expenses	1,529
Registration and filing fees	1,110
Other	10,479
Total Expenses Before Custody Credits and Fees Waived	249,077
Less: Service and Distribution Plan Fees Waived	(44,317)
Less: Advisory Fees Waived	(39,885)
Less: Custody Credits	(173)
Net Expenses	164,702
Net Investment Income	622,919
Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Loss	(960,286)
Change in Net Unrealized Appreciation/(Depreciation)	1,469,500
Net Realized Loss and Change in Net Unrealized Appreciation/(Depreciation) on Investments	509,214
Net Increase in Net Assets from Operations	$1,132,133

See Notes to Financial Statements.

Value Line New York Tax Exempt Trust

Statement of Changes in Net Assets for the Years Ended January 31, 2010 and 2009

	Year Ended January 31, 2010	Year Ended January 31, 2009
Operations:
Net investment income	$622,919	$669,566
Net realized loss on investments	(960,286)	(1,133,512)
Change in net unrealized appreciation/(depreciation)	1,469,500	(912,131)
Net increase/(decrease) in net assets from operations	1,132,133	(1,376,077)

Distributions to Shareholders:
Net investment income	(624,732)	(672,045)

Trust Share Transactions:
Proceeds from sale of shares	712,662	540,375
Proceeds from reinvestment of dividends to shareholders	422,172	443,851
Cost of shares redeemed	(2,276,026)	(1,965,872)
Net decrease in net assets from trust share transactions	(1,141,192)	(981,646)
Total Decrease in Net Assets	(633,791)	(3,029,768)

Net Assets:
Beginning of year	18,286,281	21,316,049
End of year	$17,652,490	$18,286,281
Distributions in excess of net investment income, at end of year	$(12,464)	$(13,509)

See Notes to Financial Statements.

Value Line New York Tax Exempt Trust

Notes to Financial Statements

1. Significant Accounting Policies

Value Line New York Tax Exempt Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the Trust is to provide New York taxpayers with the maximum income exempt from New York State, New York City, and federal income taxes, while avoiding undue risk to principal. The Trust will invest primarily in New York State municipal and public authority debt obligations. The ability of the issuers of the securities held by the Trust to meet their obligations may be affected by economic or political developments in New York State and New York City as well as other regions in which the Trust may invest.

The following significant accounting principles are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: The Trust’s investments are valued each business day by an independent pricing service (the “Service”) approved by the Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market, are valued at quotations obtained by the Service from dealers in such securities. Other investments are valued by the Service, based on methods that include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type, indications as to values from dealers, and general market conditions.

Short term instruments maturing within 60 days are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued in good faith at their fair value using methods determined by the Trustees.

(B) Fair Value Measurements: In accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC 820-10), Fair Value Measurements and Disclosures, (formerly Statement of Financial Accounting Standards (“SFAS”) No. 157), the Trust discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

●	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access at the measurement date;

●	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

●	Level 3 – Inputs that are unobservable.

During the year ended January 31, 2010, the Trust adopted the authoritative guidance included in FASB ASC 820-10, Fair Value Measurements and Disclosures, on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly (formerly FSP FAS 157-4). FASB ASC 820-10-35-51A to 51H indicates that if an entity determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

Value Line New York Tax Exempt Trust

January 31, 2010

Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances. It provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price as promulgated by FASB ASC 820-10.

The following is a summary of the inputs used as of January 31, 2010 in valuing the Trust’s investments carried at value:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Long-Term Municipal Securities	$0	$16,601,974	$0	$16,601,974
Total Investments in Securities	$0	$16,601,974	$0	$16,601,974

For the year ended January 31, 2010, there were no Level 3 investments. The types of inputs used to value each security are identified in the Schedule of Investments, which also includes a breakdown of the Schedule’s investments by category.

(C) Distributions: It is the policy of the Trust to distribute all of its net investment income to shareholders. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed to shareholders annually. Income dividends and capital gains distributions are automatically reinvested in additional shares of the Trust unless the shareholder has requested otherwise. Income earned by the Trust on weekends, holidays and other days on which the Trust is closed for business is declared as a dividend on the next day on which the Trust is open for business.

The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

(D) Federal Income Taxes: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in the applicable sections of the Internal Revenue Code, and to distribute all its investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(E) Security Transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from security transactions are recorded on the identified-cost basis. Interest income, adjusted for amortization of premium and accretion of discounts on investments, is earned from settlement date and recognized on the accrual basis.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(F) Representations and Indemnifications: In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Value Line New York Tax Exempt Trust

Notes to Financial Statements

(G) Other: On November 4, 2009, the Securities and Exchange Commission (“SEC”), Value Line, Inc. (“VLI”), Value Line Securities, Inc., currently, EULAV Securities, Inc. (“ESI” or the “Distributor”), Jean B. Buttner, former Chairman, President and Chief Executive Officer of VLI and David Henigson, a former Director and Officer of VLI, settled a matter related to brokerage commissions charged by ESI to certain Value Line mutual funds (“Funds”), from 1986 through November of 2004. The matter also involved alleged misleading disclosures provided by VLI to the Board of Directors/Trustees and shareholders of the Funds regarding such brokerage commissions. VLI agreed to pay disgorgement in the amount of $24,168,979 (representing disgorgement of commissions received), prejudgment interest of $9,536,786, and a civil penalty in the amount of $10,000,000. Also as part of the settlement, Mrs. Buttner and Mr. Henigson each agreed to pay a civil penalty, are barred from association with any broker, dealer or investment adviser, and are prohibited from serving as an employee, officer, director, member of an advisory board, investment adviser or depositor of, or principal underwriter for, a registered investment company or affiliated person of such investment adviser, depositor, or principal underwriter, subject to a limited exception (limited in scope and for a one-year period) for Mrs. Buttner. Pursuant to Section 308(a) of the Sarbanes-Oxley Act of 2002, a fund will be created for VLI’s disgorgement, interest and penalty (“Fair Fund”). VLI will bear all costs associated with any Fair Fund distribution, including retaining a third-party consultant approved by the SEC staff to administer any Fair Fund distribution. VLI informed the Funds’ Board that it has paid the settlement, continues to have adequate liquid assets, and that the resolution of this matter will not have a materially adverse effect on the ability of EULAV Asset Management LLC (“EULAV” or the “Adviser”), the Funds’ investment adviser, or ESI, the Funds’ distributor, to perform their respective contracts with the Funds.

On March 11, 2010, VLI and the Boards of Trustees/Directors of the Value Line Funds entered into an agreement pursuant to which VLI will reimburse the Funds in the aggregate amount of $917,302 for various expenses incurred by the Funds in connection with the SEC matter referred to above. The receivable for this expense reimbursement was accrued on March 11, 2010 by the applicable Funds that incurred the expenses and will be paid by VLI in twelve equal monthly installments commencing April 1, 2010. The New York Tax Exempt Trust accrued $1,835 in expense reimbursements from VLI.

(H) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued. On March 11, 2010, with an effective date of June 1, 2010, the Adviser contractually agreed to waive 0.225% of the advisory fee for a one year period and the Distributor waives 0.25% of the 12b-1 fee.

2. Trust Share Transactions and Distributions to Shareholders

Transactions in shares of beneficial interest were as follows:

	Year Ended January 31, 2010	Year Ended January 31, 2009
Shares sold	82,168	60,576
Shares issued to shareholders in reinvestment of dividends and distributions	48,423	50,144
Shares redeemed	(262,637)	(214,489)
Net increase/(decrease)	(132,046)	(103,769)
Dividends per share from net investment income	$0.3063	$0.3125

Value Line New York Tax Exempt Trust

January 31, 2010

3. Purchases and Sales of Securities

Purchases and sales of municipal securities, excluding short-term securities, were as follows:

Year Ended January 31, 2010
Purchases:
Long-term obligations	$14,902,518

Sales:
Long-term obligations	$13,989,129

4. Income Taxes

At January 31, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$16,312,403
Gross tax unrealized appreciation	$367,230
Gross tax unrealized depreciation	$(77,659)
Net tax unrealized appreciation on investments	$289,571
Undistributed income on municipal bonds	$–
Capital loss carryforward, expires
January 31, 2016	$(35,187)
January 31, 2017	$(465,588)
January 31, 2018	$(1,413,249)

During the year ended January 31, 2010, as permitted under federal income tax regulations, the Trust elected to defer $214,961 of post-October net capital losses to the next taxable year.

The tax composition of distributions to shareholders for the years ended January 31, 2010 and January 31, 2009 were as follows:

	2010	2009
Municipal bond income	$589,524	$624,148
Taxable ordinary income	35,208	47,897
Long-term capital gain	–	–
	$624,732	$672,045

Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Trust decreased distributions in excess of net investment income by $2,858 and decreased additional paid-in-capital by $2,858. Net assets are not affected by this reclassification. These reclasses were primarily due to differing treatments of distributions in excess for tax purposes.

5. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $106,361 was paid or payable to EULAV Asset Management, LLC (the “Adviser”) for the year ended January 31, 2010. This fee was computed at an annual rate of 0.60% of the Trust’s average daily net assets during the period prior to any fee waivers. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trustees, to act as officers and employees of the Trust and pays their salaries. Effective June 1, 2007, 2008 and 2009, the Adviser contractually agreed to reduce the Trust’s advisory fee by 0.225% for one year periods. The fees waived amounted to $39,885 for the year ended January 31, 2010. The Adviser has no right to recoup previously waived amounts.

The Trust has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, Inc. (the “Distributor”) for advertising, marketing and distributing the Trust’s shares and for servicing the Trust’s shareholders at an annual rate of 0.25% of the Trust’s average daily net assets. Fees amounting to $44,317, before fee waivers were accrued under the Plan for the year ended January 31, 2010. Effective June 1, 2007, 2008 and 2009, the Distributor contractually agreed to waive the 12b-1 fee for one year periods. For the year ended January 31, 2010, all 12b-1 fees were waived. The Distributor has no right to recoup previously waived amounts.

Value Line New York Tax Exempt Trust

Notes to Financial Statements

For the year ended January 31, 2010, the Trust’s expenses were reduced by $173 under a custody credit arrangement with the custodian.

Direct expenses of the Trust are charged to the Trust while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Trust bears all other costs and expenses.

Certain officers, employees and a director of Value Line and affiliated companies are also officers and a Trustee of the Trust. At January 31, 2010, the officers and Trustees as a group owned 889 shares of beneficial interest in the Trust, representing less than 1% of the outstanding shares.

Value Line New York Tax Exempt Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

	Years Ended January 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$8.59	$9.55	$9.71	$9.69	$10.19

Income from investment operations:
Net investment income	0.30	0.31	0.36	0.36	0.29
Net gains or (losses) on securities (both realized and unrealized)	0.26	(0.96)	(0.15)	0.03	(0.20)
Total from investment operations	0.56	(0.65)	0.21	0.39	0.09

Less distributions:
Dividends from net investment income	(0.31)	(0.31)	(0.36)	(0.36)	(0.29)
Distributions from net realized gains	—	—	(0.01)	(0.01)	(0.30)
Total distributions	(0.31)	(0.31)	(0.37)	(0.37)	(0.59)

Net asset value, end of year	$8.84	$8.59	$9.55	$9.71	$9.69

Total return	6.58%	(6.82)%	2.23%	4.02%	0.94%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$17,652	$18,286	$21,316	$22,806	$24,921
Ratio of expenses to average net assets(1)	1.41%	1.31%	1.12%	1.21%	1.39%
Ratio of expenses to average net assets(2)	0.93%	0.75%	0.58%	0.73%	1.33%
Ratio of net investment income to average net assets	3.51%	3.50%	3.77%	3.67%	2.91%
Portfolio turnover rate	84%	90%	45%	139%	131%

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waivers of a portion of the advisory fee by the Adviser and a portion of the service and distribution fees by the Distributor. The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waivers, would have been 1.40%, 1.22%, 1.05%, 1.18% and 1.37% for the years ended January 31, 2010, 2009, 2008, 2007 and 2006, respectively.

(2)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor.

See Notes to Financial Statements.

Value Line New York Tax Exempt Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Value Line New York Tax Exempt Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line New York Tax Exempt Trust (the “Trust”) at January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

March 26, 2010

Value Line New York Tax Exempt Trust

Federal Tax Notice (unaudited)

During the year ended January 31, 2010, the Trust paid to shareholders $0.3063 per share from net investment income, of which 94.36% are designated as exempt interest dividends for federal tax purposes. However, state and local taxes differ from state to state and a portion of the dividends may be subject to the individual Alternative Minimum Tax, so it is suggested if you are a corporation, partnership, estate, trust or an individual who is not a resident of New York State that you consult your own tax adviser with respect to those taxes.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Trust voted these proxies for the 12-month period ended June 30 is available through the Trust’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line New York Tax Exempt Trust

Management of the Trust

MANAGEMENT INFORMATION

The business and affairs of the Trust are managed by the Trust’s officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and Officer of the Trust. Each Trustee serves as a director or trustee of each of the 14 Value Line Funds. Each Trustee serves until his or her successor is elected and qualified.

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
Interested Trustee*
Thomas T. Sarkany DOB: June 1946	Trustee	Since 2008	Mutual Fund Marketing Director of EULAV Securities, Inc. (the “Distributor”), formerly Value Line Securities, Inc. Secretary of Value Line, Inc. since November 2009 and a Director since February 2010.	Value Line, Inc.
Non-Interested Trustees
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 DOB: January 1956	Trustee	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 DOB: October 1931	Trustee (Lead Independent Trustee since 2008)	Since 2000
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 DOB: October 1935	Trustee	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 DOB: April 1939	Trustee	Since 1986	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 DOB: March 1949	Trustee	Since 1996	Senior Financial Adviser, Veritable L.P. (Investment adviser).	None

Value Line New York Tax Exempt Trust

Management of the Trust

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 DOB: July 1954	Trustee	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management 2005-2007; Managing Director, Weiss, Peck and Greer, 1995-2005.	None
Officers
Mitchell E. Appel DOB: August 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line since April 2008 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Director since February 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of Circle Trust Company from 2003 through May 2005; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009.

Howard A. Brecher DOB: October 1953	Vice President and Secretary	Since 2008
Vice President and Secretary of each of the Value Line Funds since June 2008; Vice President and Secretary of Value Line until November 2009; Director of Value Line; Acting Chairman and Acting CEO of Value Line since November 2009; Secretary and Treasurer of the Adviser since February 2009; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc.

Michael J. Wagner DOB: November 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of each of the Value Line Funds since June 2009; President of Northern Lights Compliance Service, LLC (formerly Fund Compliance Services, LLC (2006-present) and Senior Vice President (2004-2006) and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington DOB: January 1979	Treasurer	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Sarkany is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

The Trust’s Statement of Additional Information (SAI) includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-800-243-2729 or on the Fund’s website, www.vlfunds.com.

Value Line New York Tax Exempt Trust

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Value Line New York Tax Exempt Trust

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Value Line New York Tax Exempt Trust

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Value Line New York Tax Exempt Trust

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund**, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1, 2 or 3 for the year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

**	Effective August 19, 2009, The Value Line Cash Fund, Inc. changed its name to the Value Line U.S. Government Money Market Fund, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and  principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President, Chief Investment Officer to Weis, Peck and Greer/Robeco Investment Management.  He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

(a)	Audit Fees 2010 $6,068

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2010 $2,578

(d)	All Other Fees – None

(e)	(1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee.

(e)	(2) Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2010 $2,579

(h)	Not applicable.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.2R CODE ETH.

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	April 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	April 5, 2010